VIRTUS SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2025
($ reported in thousands)
	Shares	Value
Preferred Stock—1.7%
Germany—1.7%
Sartorius AG, 0.360%	24,764	$ 5,773
Total Preferred Stock (Identified Cost $7,369)		5,773

Common Stocks—98.0%
Brazil—2.7%
MercadoLibre, Inc.(1)	4,621	9,015
Canada—9.4%
Canadian Pacific Kansas City Ltd.	184,119	12,927
Shopify, Inc. Class A(1)	71,887	6,864
Waste Connections, Inc.	58,795	11,476
		31,267

China—5.9%
AIA Group Ltd. (Hong Kong)	1,559,652	11,806
Yum China Holdings, Inc.	150,189	7,851
		19,657

Denmark—4.0%
Novo Nordisk A/S Sponsored ADR	194,080	13,477
France—7.9%
Dassault Systemes SE	237,461	9,041
L’Oreal S.A.	26,275	9,766
LVMH Moet Hennessy Louis Vuitton SE	12,414	7,688
		26,495

Germany—3.2%
SAP SE Sponsored ADR	39,845	10,696
India—7.2%
HDFC Bank Ltd. ADR	208,769	13,871
Infosys Ltd. Sponsored ADR	552,128	10,076
		23,947

Ireland—5.1%
Experian plc	219,362	10,164
ICON plc ADR(1)	38,666	6,766
		16,930

Japan—1.7%
Recruit Holdings Co., Ltd.	108,230	5,608
	Shares	Value

Mexico—5.8%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	103,962	$ 10,145
Wal-Mart de Mexico SAB de C.V.	3,299,295	9,120
		19,265

Netherlands—7.7%
Adyen N.V.(1)	5,265	8,070
Heineken N.V.	80,989	6,604
Universal Music Group N.V.	394,993	10,907
		25,581

Switzerland—10.5%
Alcon AG	156,590	14,865
Galderma Group AG(1)	58,035	6,133
Nestle S.A. Registered Shares	51,198	5,174
Sika AG Registered Shares	35,913	8,748
		34,920

Taiwan—3.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	60,009	9,962
United Kingdom—16.8%
Aon plc Class A	39,958	15,947
ARM Holdings plc ADR(1) (2)	57,361	6,126
Haleon plc	2,060,018	10,403
Linde plc	19,267	8,971
Sage Group plc (The)	924,566	14,516
		55,963

United States—7.1%
Atlassian Corp. Class A(1)	31,431	6,670
STERIS plc	75,571	17,128
		23,798

Total Common Stocks (Identified Cost $314,872)		326,581

Total Long-Term Investments—99.7% (Identified Cost $322,241)		332,354

	Shares	Value

Securities Lending Collateral—0.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.226%)(3) (4)	55,000	$ 55
Total Securities Lending Collateral (Identified Cost $55)		55

TOTAL INVESTMENTS—99.7% (Identified Cost $322,296)		$332,409
Other assets and liabilities, net—0.3%		1,064
NET ASSETS—100.0%		$333,473

Abbreviation:
ADR	American Depositary Receipt
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United Kingdom	17%
Switzerland	10
Canada	9
France	8
Netherlands	8
India	7
United States	7
Other	34
Total	100%
† % of total investments as of March 31, 2025.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of March 31, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Preferred Stock	$5,773	$—	$5,773
Common Stocks	326,581	194,102	132,479
Securities Lending Collateral	55	55	—
Total Investments	$332,409	$194,157	$138,252
There were no securities valued using significant unobservable inputs (Level 3) at March 31, 2025.
There were no transfers into or out of Level 3 related to securities held at March 31, 2025.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.
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